UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2014 (September 29, 2014)

THE CONNECTICUT LIGHT AND

POWER COMPANY

(Exact name of registrant as specified in its charter)

Connecticut	0-00404	06-0303850
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Selden Street Berlin, Connecticut	06037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5

Corporate Governance and Management

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2014, The Connecticut Light and Power Company (“CL&P” or “Company”), a wholly owned subsidiary of Northeast Utilities (“NU”), adopted amended and restated Bylaws effective as of such date.  The Bylaws were amended and restated as part of an initiative across NU subsidiary companies to update and standardize Bylaws, including the following items:

•

Established a consistent Board size of not less than three Directors, with the number fixed by the stockholders or the Board from time-to-time;

•

Established a consistent slate of required Company Officers, which includes a President, a Treasurer and a Secretary;

•

Added a provision that provides increased flexibility with respect to the conduct of regular or special meetings, permitting Directors to participate in such meetings by remote communication while still being considered present in person at the meeting;

•

Amended the notice provision related to an annual or special meeting of stockholders, requiring the Secretary to provide notice at least ten but not more than sixty days before the meeting to each stockholder entitled to vote;

•

Standardized the provisions relating to the indemnification of Directors, Officers and agents and further provide for maximum indemnification protection allowed by law;

•

Included a provision that the Bylaws may be altered, amended or repealed by a majority vote of stockholders or by the Board, except with respect to any provision which by law, the Certificate of Incorporation or the Bylaws requires action by the stockholders; and

•

Made certain other non-substantive and conforming changes to clarify existing provisions and to standardize such provisions across all NU subsidiary companies.

The foregoing summary of the amendments is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of The Connecticut Light and Power Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONNECTICUT LIGHT AND POWER COMPANY

(Registrant)

October 2, 2014

By:

/S/ JAY S. BUTH

Jay S. Buth

Vice President, Controller and

  Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Connecticut Light and Power Company.